                                                                    EXHIBIT 10.1

                        AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is entered into as of May 7, 2001, by and between Strouds, Inc. (the "Company") and Thomas S. Paccioretti ("Employee").

     WHEREAS, the Company and Employee are parties to that certain Employment Agreement, dated as of January 5, 2001, and as amended March 6, 2001 (the "Agreement"); and

     WHEREAS, the Company and Employee desire to amend, modify or restate certain provisions of the Agreement;

     NOW, THEREFORE, in consideration of the mutual premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective as of May 1, 2001:

     1. Sections 1, 2 and 3 of the Agreement shall be amended and restated in their entirety as follows:

          "1. EMPLOYMENT AND TERM. Employer hereby agrees to employ Employee as its President and Chief Executive Officer upon the terms and conditions hereinafter set forth. The term of Employee's employment shall be from December 1, 2000 until May 31, 2001, unless earlier terminated in accordance with Paragraph 10. By mutual agreement in writing, the term may be extended further for a period agreed to by Employer and Employee. Employee shall devote three days (between 24-30 hours) a week to the business and affairs of Employer as set forth in the Agreement.

          2. DUTIES. Employee shall serve as the President and Chief Executive Officer of Employer, reporting only to the Board of Directors. Other than the Chairman of the Board, no executive or other employee of Employer shall hold a position, stature, title or power higher or greater than or equal to those of Employee. Subject to the authority of the Board of Directors, Employee shall have supervision, and control over, and responsibility for, the general management and operation of Employer and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors, provided that such duties are reasonable and customary for a president and chief executive officer. The powers of Employee shall involve overseeing matters related to Employer's bankruptcy estate (the "Estate"), including, without limitation, the following:

          a. To oversee the efficient and accurate completion of the physical inventory of Employer;

          b.   To oversee accurate reconciliation of expenses of the Estate;

          c. To resolve any disagreements related to interpretation of that certain Asset Purchase Agreement, dated as of March 27, 2001, by and between Employer and Strouds Acquisition Corporation, a Delaware corporation;

          d. To assist with the reduction of Estate expenses as necessary to complete the collection of funds and disbursement of the same to Employer's creditors; and

          e. To manage and assist with the winding down of the affairs of the Estate.

          3. BASE SALARY. Employer shall pay Employee a monthly base salary of Twenty-One Thousand Dollars ($21,000). The base salary shall be paid to Employee in accordance with Employer's regular payroll practices with respect to senior management compensation."

          2. Except as otherwise indicated, capitalized terms used in this Amendment which are not defined herein shall have the meanings specified in the Agreement.

          3. Except as specifically amended hereby, all other provisions of the Agreement shall remain in full force and effect.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                       "EMPLOYER"

                                       STROUDS, INC.



                                       By:  /s/ LARRY BEMIS
                                            ------------------------------------
                                       Name:  Larry Bemis
                                              ----------------------------------
                                       Title:  Director
                                               ---------------------------------



                                       "EMPLOYEE"

                                       /s/ THOMAS S. PACCIORETTI
                                       -----------------------------------------
                                       Thomas S. Paccioretti




                                     S-1